MainGate Trust

MainGate MLP Fund (the “Fund”)

Supplement dated July 27, 2018
to the Prospectus Dated March 31, 2018

This supplement serves as notification of the following change:

Effective immediately, the sub-section Front End Sales Charge in the Account Information—How to Buy Shares—Class A Shares section of the Fund’s prospectus is replaced with the following:

Front End Sales Charge. The following table shows the front-end sales charges for Class A Shares based on the amount invested in Class A Shares. Because of rounding in the calculation of the “offering price,” the actual sales charge you pay may be more or less than that calculated using the percentages shown below:

Total Amount Invested	Sales Charge as a % of Offering Price*	Sales Charge as a % of Net Amount Invested
Less than $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.75%	4.99%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or more	None	None

*Offering price is the NAV of the Class A shares plus the applicable sales charge.

The adviser will waive the front-end sales load imposed on Class A shares for the following purchasers: (1) any affiliate of the adviser or any of the Fund’s officers or trustees; (2) registered representatives of any broker-dealer authorized to sell Fund shares; (3) members of the immediate families of any of the foregoing; (4) fee-based investment advisers, financial planners, bank trust departments or registered broker-dealers who are purchasing on behalf of their customers; (5) retirement, profit-sharing and pension plans that invest $1 million or more or that have more than 100 participants; and (6) clients of broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Quasar Distributors, LLC to offer Class A shares through a fund “supermarket” or retail self-directed brokerage account with or without the imposition of a transaction fee.

In addition, within 90 days of redeeming Class A shares, a shareholder may reinvest all or part of the redemption proceeds in Class A shares without a sales charge, provided that an initial sales charge was paid on the redeemed Class A shares (or a Class A CDSC, discussed below, was paid when the shares were redeemed).  Reinvestment would be at the NAV of the Class A shares next determined after the Fund’s transfer agent receives the reinvestment order.  Exercising this reinvestment privilege will not alter the federal income tax treatment of capital gains or capital losses realized on the sale of Fund shares.

In order to qualify for a front-end sales load waiver or discount, you must advise the Fund’s transfer agent or your financial intermediary at the time of purchase that you are eligible for the waiver or discount.  Financial intermediaries may have different policies regarding the availability of front-end sales load waivers and discounts.  For waivers and discounts not available through a particular intermediary, shareholders will need to purchase Fund shares directly from the Fund’s transfer agent or through another intermediary to receive these waivers or discounts.

Please retain this supplement for future reference.